SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2019

CKX LANDS, INC.

(Exact name of registrant as specified in its charter)

Louisiana	1-31905	72-0144530
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lakeside Plaza, 4th Floor 127 West Broad Street Lake Charles, Louisiana		70601
(Address of principal executive offices)		(Zip Code)

(337) 493-2399 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock with no par value	CKX	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 5 – Corporate Governance and Management

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 8, 2019, the Board of Directors of CKX Lands, Inc. (the “Registrant”) adopted Amended and Restated Bylaws of the Registrant (“Amended and Restated Bylaws”) which became effective upon approval by the Board. Among other things, the Amended and Restated Bylaws include the following changes to the Registrant’s prior bylaws:

●

New Section 2.14, which sets forth procedures that shareholders must follow to nominate candidates for director and propose business at shareholder meetings. Generally, Section 2.14 requires that shareholders give notice of nominations or proposals no earlier than 120 days nor later than 90 days before the anniversary of the last annual meeting (or in the case of a special meeting, no earlier than 120 days nor later than 90 days before the date of the special meeting). In addition, shareholders must disclose in their notices and in any request for a special meeting all ownership interests, hedges and economic incentives, including options, warrants, short interests, dividend rights and any other derivative instruments in the Registrant’s stock. Notices and special meeting requests must also include a description of the proposed business or, in the case of nominations, information about the nominee that would be required to be disclosed in a proxy filing in a contested election; any compensation, agreements, arrangements and understandings between the nominee and the proposing shareholder; and a signed nominee questionnaire. All director nominees (whether nominated by the Board or a shareholder) would be required to fill out the questionnaire and enter into a written representation and agreement requiring that the nominee (a) not enter into a voting commitment that has not been disclosed to the Registrant or that could interfere with the nominee’s performance of his or her fiduciary duties, (b) not enter into any undisclosed compensation arrangement in connection with service as a director, and (c) comply, if elected, with all corporate governance, conflict of interest, business conduct, trading and similar policies and guidelines of the Registrant. Shareholders are also prohibited from bringing business before a special meeting except as contained in the Registrant’s notice of meeting.

●

Revised Section 13, which requires that the corporation indemnify and advance expenses to its directors and officers, to the fullest extent permitted by law, for liability for actions or omissions made as a director or officer of the Registrant, other than in actions brought on the Registrant’s behalf. Prior Section 13 was unclear as to whether and to what extent the Registrant was required to indemnify and advance expenses to directors and officers.

●

New Section 3.3, which provides that if at any time the Chairman of the Board is also the Chief Executive Officer or other officer of the Registrant, the independent directors shall appoint an independent director to serve as Lead Independent Director. The Lead Independent Director will serve for a term ending one year from the date of his or her appointment, or upon his or her earlier death, resignation, removal or disqualification as an independent director. The duties of the Lead Independent Director are, among other things, to preside at all meetings of the Board of Directors at which the Chairman of the Board is absent, including executive sessions of the independent directors, and to serve as a liaison between the Chairman of the Board and the independent directors. The Lead Independent Director may be removed as Lead Independent Director at any time with or without cause by a majority of the independent directors.

●	New Section 15, providing for an exclusive forum in which certain stockholder and intracorporate litigation must be brought.

●

A new provision in Section 14 requiring that changes to the Amended and Restated Bylaws affecting the filling of Board vacancies, the removal of directors, supermajority voting requirements or classes of stock require the affirmative vote of two-thirds of the directors in office.

●	A provision allowing the Board of Directors to fix the number of directors from time to time, rather than in its last meeting of the year as required under the prior bylaws.

●	A provision for shares of the Registrant’s stock to be represented by certificates (the prior bylaws having required all shares to be in book-entry form).

●

Various changes to conform to requirements or enabling provisions of the new Louisiana Business Corporation Act, as amended (“LBCA”), which initially took effect in 2015, including, but not limited to:

o

A provision allowing shareholders holding in the aggregate at least ten percent of all the votes entitled to be cast to demand a special meeting of shareholders (the prior bylaw having required the demanding shareholders to hold at least one-fifth of the total voting power).

o

The general vote required for the shareholders to take action at a meeting, other than the election of directors, which is a majority of the votes cast for or against the action (the prior bylaw having required a greater vote, being a majority of the shares present).

o

A new bylaw setting forth the provision of the LBCA and prior law that when a quorum is not present at a shareholders’ meeting, the shareholders present may, by a majority of the votes cast, adjourn the meeting to the next day, and the shareholders present at the meeting to which the earlier meeting is adjourned constitute a quorum for the purpose of electing directors, even if a quorum would not otherwise be present.

o	Bylaws setting forth the rules of the LBCA for the call and conduct of shareholders’ meetings, including the appointment of an inspector of elections and rules for adjournments and record dates.

o

A provision, as authorized by the LBCA, permitting regular meetings of the Board of Directors to be held without prior written notice (the prior bylaws having required five days’ written notice unless waived).

o

Technical rules for quorum and voting requirements for Board meetings, and remote participation of directors in Board meetings, all to conform with the LBCA (the prior bylaws having allowed methods of remote participation not authorized by the LBCA).

o

A provision allowing the Board of Directors to act by unanimous written consent in lieu of a meeting (the prior bylaws having permitted action by written consent of two-thirds of the directors, which is not authorized by the LBCA).

o

A provision allowing the Board to create committees consisting of one or more directors (the prior bylaws having required at least two directors to constitute a committee) and requiring the vote of a majority of the directors in office to create committees and appoint committee members (the prior bylaws having required that the President of the Registrant appoint committee members, with Board approval).

o

A provision allowing all notices required by law, the Registrant’s Articles of Incorporation or the Amended and Restated Bylaws to be given by any means authorized by the LBCA, including by electronic transmission, and providing that notices are effective at the time provided by the LBCA (the prior bylaws provided that notices by mail and email were deemed given after the passage of two business days).

●	Numerous other technical and conforming changes.

A copy of the Amended and Restated Bylaws is filed with this current report as Exhibit 3.1.

Section 9 — Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) The following exhibits are furnished with this Current Report:

Exhibit No.	Description
3.1	Amended and Rested Bylaws of the Registrant (adopted as of August 8, 2019)

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amended and Rested Bylaws of the Registrant (adopted as of August 8, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CKX LANDS, INC. (Registrant)

Date: August 8, 2019	By:	/s/ Lee W. Boyer
Lee W. Boyer President and Treasurer